UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2011

Seahawk Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34231	72-1269401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 2700, Houston, Texas 77046

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 369-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on February 11, 2011, Seahawk Drilling, Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries, Seahawk Global Holdings LLC, a Delaware limited liability company, Seahawk Mexico Holdings LLC, a Delaware limited liability company, Seahawk Drilling Management LLC, a Delaware limited liability company, Seahawk Drilling LLC, a Delaware limited liability company, Seahawk Offshore Management LLC, a Delaware limited liability company, Energy Supply International LLC, a Delaware limited liability company, and Seahawk Drilling USA LLC, a Delaware limited liability company (collectively, with the Company, the “Debtors”), each filed voluntary petitions for relief (collectively, the “Bankruptcy Case”) under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division (the “Bankruptcy Court”).

On March 31, 2011, the Debtors filed their monthly operating report for the period from February 12, 2011 to February 28, 2011 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated by reference herein. This Current Report on Form 8-K, including the exhibits being furnished as part of this report (this “Form 8-K”), will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

All documents filed in connection with the Bankruptcy Case, including the Monthly Operating Report, are publicly available and may be accessed free of charge at the website of the Debtors’ Claims, Notice and Balloting Agent, Kurtzman Carson Consultants, LLC, http://www.kccllc.net/seahawk.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report contains consolidated information regarding the Debtors and does not contain information regarding the non-Debtor subsidiaries of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was prepared in accordance with Generally Accepted Accounting Principles in the United States, except as otherwise noted in the Monthly Operating Report, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and the related exhibit incorporated herein by reference shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (“Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments that the Debtors expect, project, believe or anticipate will or may occur in the future are forward-looking statements. These statements can be identified by the use of forward-looking terminology including “may,” “believe,” “anticipate,” “estimate,” “continue,” “forsee,” “project,” “could,” or other similar words. These forward-looking statements may include, but are not limited to, references to procedures in connection with the Debtors’ bankruptcy cases and the sale of the Debtors’ assets pursuant to the Asset Purchase Agreement with Hercules Offshore, Inc. dated February 11, 2011 (the “APA”), and the Debtors’ future operating results. Forward-looking statements are not guarantees of performance. The Company has based these statements on its assumptions and analyses in light of its experience and perception of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate in the circumstances. No assurance can be given that these assumptions are accurate. Moreover, these statements are subject to a number of risks and uncertainties. Important factors that could cause the Debtors’ actual results to differ materially from the expectations reflected in Debtors’ forward-looking statements include those described under Item 1A of the Company’s Form 10-K for the fiscal year ended December 31, 2009 and any subsequently filed Form 10-Q, any factors set forth in the Company’s other reports filed with the SEC, and the following factors, among others:

•	the Debtors’ ability to continue as a going concern;

•

the failure to meet the conditions to consummating the sale of assets pursuant to the APA or any higher and better bidder approved by the Bankruptcy Court or to obtain an order of the Bankruptcy Court approving the sale of assets;

•	unwillingness of the Debtors’ vendors to accept orders or supply goods on acceptable terms;

•	disruptions in operations as a result of concerns about the Debtors’ Bankruptcy Case;

•	general economic and business conditions, including conditions in the credit markets;

•	prices of crude oil and natural gas and industry expectations about future prices;

•	the business opportunities, or lack thereof, that may be presented to and pursued by us;

•	cancellation or renegotiation of the Debtors’ drilling contracts or payment or other delays or defaults or non-payments by the Debtors’ customers and their continued creditworthiness;

•	changes in laws or regulations including the possibility of further regulation of offshore drillers in the Gulf of Mexico;

•	the ability of the Debtors’ customers to obtain the proper permits necessary to conduct operations;

•	demand for the Debtors’ rigs;

•	the effects of competition;

•	the effect of litigation and contingencies;

•	labor relations and work stoppages;

•	the Debtors’ ability to access capital to fund its working capital needs during the bankruptcy process and the Debtors’ ability to obtain financing on satisfactory terms;

•	operating hazards and cancellation or unavailability of insurance coverage;

•	accidents or other unscheduled shutdowns;

•	competition and market conditions in the contract drilling industry; and

•	severe weather.

Other factors that are unknown or unpredictable, could also have a material adverse effect on future results.

All subsequent written and oral forward looking statements attributable to the Debtors or to persons acting on the Debtors’ behalf are expressly qualified in their entirety by the foregoing. In light of these risks, uncertainties and assumptions, the events anticipated by Debtors’ forward-looking statements may not occur, and you should not place any undue reliance on any of the Debtors’ forward-looking statements. The Debtors’ forward-looking statements speak only as of the date made and the Debtors undertake no obligation to update or revise their forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Monthly Operating Report for the period from February 12, 2011 to February 28, 2011, filed with the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEAHAWK DRILLING, INC.

Date: March 31, 2011	By:	/S/ JAMES R. EASTER
James R. Easter
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Monthly Operating Report for the period from February 12, 2011 to February 28, 2011, filed with the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division